                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 VIRAGEN, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 VIRAGEN, INC.
                        865 S.W. 78TH AVENUE, SUITE 100
                           PLANTATION, FLORIDA 33324

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 14, 2001

To The Stockholders of Viragen, Inc.

     PLEASE TAKE NOTICE that Viragen, Inc., a Delaware corporation, will hold its 2000 annual meeting of stockholders at the American Stock Exchange, located at 86 Trinity Place, New York, NY, on February 14, 2001 at 3:00 P.M., local time, or at any and all adjournments for the following purposes:

        1. To elect two directors to the board of directors, who will be classified as class C directors, to serve for the term of their designated class and until their successors have been elected and qualified;

        2. To ratify an amendment to our Certificate of Incorporation increasing the number of authorized shares of our common stock from 125 million to 150 million;

        3. To ratify the appointment of Ernst & Young LLP, as our independent auditors; and

        4. To transact other business that may properly come before the meeting or any adjournment.

     The proxy statement dated January 15, 2001 is attached.

     The board of directors has fixed the close of business on December 31, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. Viragen's financial statements for the fiscal year ended June 30, 2000 are contained in the accompanying annual report on Form 10-K. Viragen's financial statements for the quarterly period ended September 30, 2000 are contained in the accompanying quarterly report on Form 10-Q. Neither the annual report nor the quarterly report form any part of the material for the solicitation of proxies. If you do not expect to be present at the meeting, you are urged to complete, date, sign and return the enclosed proxy. No postage is required if the enclosed envelope is used and mailed in the United States. You may also vote electronically via the internet or by telephone.

                                          By Order of the Board of Directors

                                          /s/ DENNIS W. HEALEY
                                          --------------------------------------
                                          Dennis W. Healey, Secretary

Plantation, Florida
January 15, 2001

     THIS IS AN IMPORTANT MEETING, AND YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU ARE UNABLE TO ATTEND IN PERSON, PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD, OR VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE AT YOUR EARLIEST CONVENIENCE. PROMPTNESS IN RETURNING THE EXECUTED PROXY CARD WILL BE APPRECIATED. IF YOU VOTE BY PROXY, YOU MAY NEVERTHELESS ATTEND THE MEETING, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                 VIRAGEN, INC.
                        865 S.W. 78TH AVENUE, SUITE 100
                           PLANTATION, FLORIDA 33324

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS

     This proxy statement is being furnished to you by the board of directors of Viragen, Inc., a Delaware corporation, in connection with a solicitation of proxies for use at our 2000 annual meeting of stockholders. We will hold our annual meeting at the American Stock Exchange located at 86 Trinity Place, New York, NY, on February 14, 2001 at 3:00 P.M., local time, or at any and all adjournments. Viragen will bear the cost of this solicitation. Viragen's annual report on Form 10-K for the fiscal year ended June 30, 2000 and our quarterly report for the quarterly period ended September 30, 2000 are being mailed together with this proxy statement and form of proxy. The date of mailing of this proxy statement and form of proxy is approximately January 15, 2001.

                      OUTSTANDING STOCK AND VOTING RIGHTS

     The board of directors has fixed the close of business on December 31, 2000 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting. Only stockholders of record on that date will be entitled to vote. If you submit your proxy on the accompanying form, you have the power to revoke it by notice of revocation directed to the proxy holder at any time before it is voted. Unless you withhold authority in writing, proxies, which are properly executed, will be voted for the proposals. Although you may have given your proxy, you may nevertheless attend the meeting, revoke your proxy and vote in person. The election of the directors nominated requires the affirmative vote of a plurality of the shares of Viragen's common stock voting at the annual meeting in person or by proxy.

     As of December 31, 2000, the record date for determining our stockholders entitled to notice of, and to vote at, the annual meeting, ____________ shares of our common stock, $.01 par value, were issued, of which 845,277 shares are held as treasury stock. Each share of common stock outstanding entitles the holder to one vote on all matters brought before the annual meeting. The quorum necessary to conduct business at the annual meeting consists of a majority of the shares of common stock outstanding (____________ shares) as of the record date. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the annual meeting, and have the effect of a negative vote on the approval of the amendment to Viragen's Certificate of Incorporation to increase the number of authorized shares. Abstentions and broker non-votes will have no effect for the election of directors or the ratification of our auditors. Approval of the amendment to our Certificate of Incorporation requires the affirmative vote of a majority of our outstanding shares. Ratification of the appointment of our auditors requires the affirmative vote of a majority of the shares of our common stock voting at the annual meeting in person or by proxy.

               DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

     On February 28, 1997, we amended our certificate of incorporation and set up a classified board of directors with the 1997 annual meeting. Following that meeting, we divided directors into three subclasses consisting of class A, class B and class C. The initial term of the class A directors expired after the 1998 annual meeting of stockholders; the term of the class B directors initially expired after the 1999 annual meeting; and the term of the class C directors initially expires after the 2000 annual meeting. At the annual meeting, stockholders will be asked to elect two class C directors.

     At each annual meeting of stockholders, directors of the respective class whose term has expired will be elected, and the directors chosen to succeed those whose terms have expired will be elected to hold office for a term to expire at the third ensuing annual meeting of stockholders after their election, and until their respective successors are elected and qualified. The term of the class A directors elected at the 1998 annual meeting will expire after our 2001 annual meeting of stockholders. The term of the class B directors elected at the 1999 annual meeting will expire after our 2002 annual meeting of stockholders. The term of the class C directors elected at this meeting will expire after our 2003 annual meeting of stockholders.

     The following table lists Viragen's directors and officers:

                                                                                   SERVED AS
                                                                                 OFFICER AND/OR
NAME                                            AGE   POSITION WITH THE COMPANY  DIRECTOR SINCE   CLASS
----                                            ---   -------------------------  --------------   -----
Gerald Smith..................................  70    Chairman of the Board           1994          C
                                                      Chief Executive Officer         1998
                                                      President                       1993
Dennis W. Healey..............................  52    Chief Financial Officer         1980
                                                      Treasurer                       1980
                                                      Director                        1984          B
                                                      Executive Vice President        1993
                                                      Secretary                       1994
Dr. D. Magnus Nicolson........................  40    Chief Operating Officer         1999
Melvin Rothberg...............................  54    Executive Vice President        1999
Carl N. Singer................................  84    Director                        1997          C
Peter D. Fischbein............................  61    Director                        1981          B
Charles J. Simons.............................  82    Director                        1998          A
Robert C. Salisbury...........................  57    Director                        1998          A
Jose I. Ortega................................  29    Controller                      1996

     Gerald Smith became president of Viragen in May 1993. Since 1982, Mr. Smith was a principal stockholder, president, chief executive officer and a director of Business Development Corp. Business Development has served as a managing entity and consultant to several high technology ventures including Compupix Technology Joint Venture. From August 1991 to December 1991, Mr. Smith was the chief executive officer of Electronic Imagery, Inc., a company engaged in the development of imaging software. Mr. Smith was also the president, chief executive officer and a director of Cinescopic Corporation and International Database Service, Inc. These are computer-oriented companies which developed database technology using the personal computer for audio, video, animation and real time communication. Mr. Smith discontinued the operations of Business Development Corp. in order to devote all of his time to Viragen. Mr. Smith is also chairman of the board and president of Viragen (Europe) Ltd.

     Dennis W. Healey is a certified public accountant. He was appointed chairman of the board and chief executive officer in April 1993. In June 1994, Mr. Healey relinquished his position as chairman of the board to Mr. Smith. In July 1994, he relinquished the position of chief executive officer. Upon Gerald Smith becoming president in May 1993, Mr. Healey became executive vice president. He has served as chief financial officer and treasurer since 1980. Mr. Healey was appointed secretary in 1994. Mr. Healey is also executive vice president, treasurer, secretary and a director of Viragen (Europe).

     D. Magnus Nicolson, Ph.D. was appointed chief operating officer of Viragen and Viragen (Europe) upon the resignation of Dr. Jay Sawardeker in July 1999 and August 1999, respectively. Dr. Nicolson was elected a director of Viragen (Europe) in 1997. He has served as the managing director of Viragen (Scotland) since April 1996. From 1992 to 1995, Dr. Nicolson was employed by Scottish Enterprise, an agency of the Scottish government responsible for generating economic development in Scotland. During his time at Scottish Enterprise, he served as:

     - technology manager for Locate in Scotland (1995),

     - a senior executive (1993 to 1995), and

     - contractor, healthcare liaison office of Dunbartonshire Enterprise (1992 to 1993).

     From 1990 to 1992, Dr. Nicolson conducted various market research projects for a variety of public and private enterprises as an independent marketing consultant. In 1988, Dr. Nicolson was awarded a Doctorate in Immunology from the University of Strathclyde. He earned Masters Degrees in both Immunology and Business in 1985 and 1992, respectively. Dr. Nicolson is a Fellow of the Royal Society of Medicine, a Member of the Royal Society of Chemistry, and a Member of the Chartered Institute of Marketing.

     Melvin Rothberg joined Viragen as chief executive officer of Viragen U.S.A. in April 1998. In April 1999, Mr. Rothberg assumed the position of an executive vice president of Viragen. Prior to joining Viragen, Mr. Rothberg served as a vice president of Althin Medical, Inc., a U.S. subsidiary of a Swedish medical company, from 1990 to 1998. Mr. Rothberg served as a director and manager of a number of divisions of C.D. Medical, a division of the Dow Chemical Company, from 1983 to 1990.

     Carl N. Singer was elected a director in August 1997 and currently serves as chairman emeritus. He currently serves as chairman of the executive committee and as a member of the compensation committee of the board of directors. Since 1981, Mr. Singer has served as chairman of Fundamental Management Corporation, a Florida-based institutional investment fund, which manages the Active Investors II fund. During fiscal 2000, Active Investors II invested a total of $2,000,000 in Viragen, in two separate transactions, receiving 1,800,016 shares of common stock. Mr. Singer has also served as a director, president and CEO of Sealy, Inc., Scripto, Inc. and the BVD Company.

     Peter D. Fischbein is an attorney who has been practicing law for approximately 36 years. Mr. Fischbein has served as a director of Viragen Inc., since 1981. Mr. Fischbein served as Viragen's secretary between May and December 1994. Mr. Fischbein was appointed to serve on the audit and finance committee in November 2000. His former law firm on occasion represented Viragen and the Viragen Research Associates Limited Partnership, which has contracts with Viragen, Inc. Mr. Fischbein has been general partner of several limited partnerships engaged in oil exploration and real estate development.

     Charles J. Simons was elected to the board of directors in July 1998. He currently serves as chairman of the audit and finance committee and the compensation committee of the board of directors. Mr. Simons is the vice-chairman of the board of G.W. Plastics, Inc., a plastic manufacturer. Also, he is an independent management and financial consultant. From 1940 to 1981, he was employed by Eastern Airlines, last serving as vice chairman, executive vice president and as a director. Mr. Simons is a director of Veridian Corporation, an aerospace company, and a number of private companies. He was also a director of Home Intensive Care, Inc. from 1988 until July 1993. Mr. Simons is also a director of MedWaste, Inc., Work Group, Inc. and Excalibur Corporation. Mr. Simons is an investor in Active Investors II. During fiscal 2000, Active Investors II invested a total of $2,000,000 in Viragen in two separate transactions, in exchange for 1,800,016 shares of our common stock.

     Robert C. Salisbury was appointed a director of Viragen in December 1998. From 1974 to 1995, Mr. Salisbury was employed by the Upjohn Company serving in several financial related positions. These positions included manager of cash management, internal control and corporate finance from 1975 to 1981. He also served as a vice president from 1985 to 1990, senior vice president from 1991 to 1994, and executive vice president for finance and chief financial officer from 1994 to 1995. Following the merger of Pharmacia and Upjohn, Inc. in 1995, Mr. Salisbury served as executive vice president and chief financial officer until 1998. Mr. Salisbury also serves as a director of Packard Bio-Science Company, a leading supplier of instruments to the life sciences research and nuclear industries. Mr. Salisbury also serves as a director and investor in Fundamental Management Corporation, a Florida-based institutional investment fund which manages the Active Investors II fund. During fiscal 2000, Active Investors II invested a total of $2,000,000 in Viragen, in two separate transactions, receiving 1,800,016 shares of common stock.

     Jose I. Ortega is a certified public accountant and joined Viragen as its controller in June 1996. From 1993 until joining Viragen, Mr. Ortega was a member of the audit staff of Ernst & Young LLP, Viragen's independent audit firm.

     There is no family relationship between any of the officers and directors.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows certain information regarding Viragen's common stock beneficially owned at December 31, 2000, by:

     - each person who is known by us to own beneficially or exercise voting or dispositive control over 5% or more of Viragen's common stock,

     - each of Viragen's directors,

     - each officer named in the summary compensation table, and

     - all officers and directors as a group.

     A person is considered a beneficial owner of any securities that the person owns or has the right to acquire beneficial ownership of within 60 days. At December 31, 2000, there were ____________ shares of common stock outstanding. Other than indicated in the notes, we have been informed that these persons have sole voting and dispositive power with respect to their shares.

                                                                                     COMMON SHARES
                                                                                   BENEFICIALLY OWNED
                                                                               --------------------------
                                               BENEFICIAL                                    ACQUIRABLE
NAME OF BENEFICIAL OWNER                       OWNERSHIP    PERCENT OF CLASS   CURRENTLY   WITHIN 60 DAYS
------------------------                       ----------   ----------------   ---------   --------------
Gerald Smith.................................  2,067,000                          17,000     2,050,000
                                                                  ---
Carl N. Singer...............................  4,015,841                       3,915,841       100,000
                                                                  ---
Dennis W. Healey.............................    715,000                         365,000       350,000
                                                                  ---
Peter D. Fischbein...........................    400,000                         350,000        50,000
                                                                  ---
Charles J. Simons............................     35,000                          10,000        25,000
                                                                  ---
Robert C. Salisbury..........................     30,000                          30,000            --
                                                                  ---
Officers & Directors (as a Group of 9
  persons)...................................  7,783,791                       4,703,791     2,988,333
                                                                  ---

     Section 16(a) of the Exchange Act of 1934 requires a company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the company. Officers, directors and greater than ten percent (10%) stockholders are required by Securities and Exchange Commission regulation to furnish the company with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on a review of the copies of such reports furnished to us and written representation that no other reports were required, during the fiscal year ended June 30, 2000, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent (10%) beneficial owners were timely filed.

                         ELECTION OF CLASS C DIRECTORS

     The following table sets forth the names of the nominees, their positions with Viragen, the year, if applicable, in which they became directors and other related information. Executive officers are appointed annually and, except to the extent governed by employment contracts, serve at the discretion of the board of directors.

                             NOMINEES FOR ELECTION

                                                     POSITION WITH THE       SERVED AS OFFICER
NAME                                        AGE           COMPANY          AND/OR DIRECTOR SINCE   CLASS
----                                        ---   -----------------------  ---------------------   -----
Gerald Smith..............................  70    Chairman of the Board            1994              C
                                                  Chief Executive Officer          1998
                                                  President                        1993
Carl N. Singer............................  84    Director                         1997              C

     During fiscal 2000, Viragen's board of directors met on three occasions. Viragen has an executive committee, an audit and finance committee and a compensation committee.

EXECUTIVE COMMITTEE

     The executive committee acts for the full board during intervals between board meetings, except on matters which by law may not be delegated. The executive committee will meet as necessary. All actions by the committee are to be reported at the next board of directors meeting. During fiscal 2000, the executive committee met on four occasions. The executive committee consists of Carl N. Singer (chairperson) and Gerald Smith.

AUDIT AND FINANCE COMMITTEE

     The audit and finance committee of the Viragen, Inc. board of directors was organized in February 1998. It is composed of three independent directors and operates under a written charter adopted by the board of directors in July 2000 (Appendix A). The committee members are Charles J. Simons (chairperson), Robert
C. Salisbury and Peter D. Fischbein. During fiscal 2000, the audit and finance committee met on eight occasions.

     The audit and finance committee reviews our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

     In this context, the committee has met and held discussions with management and the independent auditors. Management represented to the committee that Viragen's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

     In addition, the committee has discussed with the independent auditors, the auditor's independence from the company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

     The committee discussed with our independent auditors the overall scope and plans for their respective audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of Viragen's internal controls, and the overall quality of our financial reporting.

     In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors, and the board has approved, that the audited consolidated financial statements be included in Viragen's annual report on Form 10-K for the year ended June 30, 2000, for filing with the Securities and

Exchange Commission. The committee and the board also have recommended, subject to shareholder approval, the selection of Ernst & Young, LLP, as our independent auditors.

     Submitted by the audit and finance committee of the board of directors:

   Charles J. Simons          Robert C. Salisbury          Peter D. Fischbein

COMPENSATION COMMITTEE

     The compensation committee provides overall guidance for officer compensation programs, including salaries and other forms of compensation including all employee stock option grants and warrant grants to non-employees. The compensation committee consists of Charles J. Simons (chairperson), Carl N. Singer and Robert C. Salisbury.

AUDIT AND FINANCE COMMITTEE AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     Currently, there are three members of the audit and finance committee and the compensation committee. All members are outside directors.

                EXECUTIVE COMPENSATION AND EMPLOYMENT AGREEMENTS

     Compensation Committee Report on Executive Compensation. Under the rules established by the Securities and Exchange Commission, management is required to provide certain data and information in regard to the compensation and benefits provided to the chief executive officer and other executive officers. The disclosure requirements for the chief executive officer and executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental compensation decision affecting those individuals.

     Compensation Report. The compensation committee of the board of directors is responsible for establishing compensation levels and benefits for the executive officers of the company. The compensation committee is also responsible for reviewing recommendations made by management regarding compensation, including stock options, and benefits for other employees.

     Executive Compensation Policy. For the last fiscal year, the goals established by the compensation committee for executive compensation are as follows:

     - to provide a compensation package which would attract and retain experienced, scientific pharmaceutical and administrative personnel;

     - to maintain reasonable yet competitive base salaries while conserving the liquid assets of the company;

     - to provide an environment where innovation, dedication and success are rewarded; and

     - to provide participation in stock appreciation as part of an incentive based compensation package.

     The performance of executive officers is evaluated routinely by the compensation committee as well as by the board of directors as a whole. The compensation committee considers each employee's total compensation package, including base salary, stock options and other benefits as provided in their respective employment agreements.

     Chairman of the Board and Chief Executive Officer. On March 1, 1997, Mr. Smith entered into a two-year employment agreement. This agreement provided for:

     - a salary of $190,000 and $200,000 for the first and second years, respectively,

     - options to purchase 1,000,000 shares of common stock at $3.22 per share exercisable over five years,

     - health and life insurance,

     - similar employee benefits generally available to other employees,

     - use of an automobile and related maintenance, and

     - reimbursement of business related expenses.

     On March 1, 1997, Mr. Smith also entered into a two-year employment agreement with Viragen (Europe) Ltd. under terms similar to those of his Viragen employment agreement. The agreement provided for an annual salary of $10,000 and $20,000 for the first and second years. We amended the agreement on July 3, 1997, to provide for an annual salary of $72,000 for the year July 1, 1997 through June 30, 1998, and $82,000 per annum for the period from July 1, 1998 through February 28, 1999. Mr. Smith's employment agreements with both Viragen and Viragen (Europe) expired on March 1, 1999. On that date, he entered into a single two-year employment agreement with Viragen under terms similar to his previous agreement. This agreement provides for a total annual salary of $282,000. Mr. Smith continues to serve as the president and chairman of Viragen (Europe).

     Other Executive Officers. As with the compensation of the chief executive officer, the compensation committee evaluates and establishes the compensation packages for other executive officers of the company. These executives are evaluated routinely based on the effectiveness of their efforts in their respective areas of responsibility as well as their contribution to achieving our overall goals. The compensation committee has structured compensation packages so that the base salaries are conservative by pharmaceutical industry standards. The emphasis is on compensation through the issuance of stock options. As a consequence, the executive officers may maximize their total compensation through the attainment of corporate goals as reflected in appreciated stock values.

     Submitted by the compensation committee of the board of directors:

     Charles J. Simons          Carl N. Singer          Robert C. Salisbury

EXECUTIVE COMPENSATION AND EMPLOYMENT AGREEMENTS

     The following table includes information concerning the compensation and employment agreements of the chief executive officers of Viragen and the four other most highly compensated executive officers as of June 30, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM COMPENSATION
                                                                              -------------------------------------
                                                                                      AWARDS              PAYOUTS
                                                                              -----------------------   -----------
                                                                                           SECURITIES
                                          ANNUAL COMPENSATION                 RESTRICTED   UNDERLYING
                             ----------------------------------------------     STOCK       OPTIONS/
                                                             OTHER ANNUAL       AWARDS        SARS         LTIP
NAME AND PRINCIPAL POSITION  YEAR   SALARY($)   BONUS($)   COMPENSATION($)       ($)          (#)       PAYOUTS($)
---------------------------  ----   ---------   --------   ----------------   ----------   ----------   -----------
Gerald Smith...............  2000   $282,000      $--            $--             $--             --         $--
  Chairman of the            1999    282,000       --             --              --             --          --
  Board, CEO and             1998    263,000       --             --              --             --          --
  President
Dennis W. Healey...........  2000    252,000       --             --              --             --          --
  Exec. V.P.,                1999    252,000       --             --              --             --          --
  Treasurer, CFO             1998    240,000       --             --              --             --          --
  and Director
D. Magnus Nicolson.........  2000    170,000       --             --              --        200,000          --
  COO                        1999    115,000       --             --              --             --          --
                             1998    100,054       --             --              --             --          --
Melvin Rothberg............  2000    160,000       --             --              --        350,000          --
  Exec. V.P                  1999    150,000       --             --              --             --          --
                             1998     25,000       --             --              --             --          --
Patrick Yeramian...........  2000    162,000       --             --              --             --          --
  Chief Medical              1999    171,000       --             --              --             --          --
  Director                   1998     14,000       --             --              --        250,000          --


                                ALL OTHER
NAME AND PRINCIPAL POSITION  COMPENSATION($)
---------------------------  ----------------
Gerald Smith...............        $--
  Chairman of the                   --
  Board, CEO and                    --
  President
Dennis W. Healey...........         --
  Exec. V.P.,                       --
  Treasurer, CFO                    --
  and Director
D. Magnus Nicolson.........         --
  COO                               --
                                    --
Melvin Rothberg............         --
  Exec. V.P                         --
                                    --
Patrick Yeramian...........         --
  Chief Medical                     --
  Director                          --

  Employment Agreements

     On March 1, 1997 Mr. Healey entered into a two-year employment agreement. The agreement, which was amended on July 1, 1997, provided for:

     - a salary $190,000 and $195,000 for the first and second years,

     - options to purchase 300,000 shares of common stock at $3.22 per share, exercisable over five years,

     - health and life insurance,

     - similar employee benefits generally available to other employees, and

     - reimbursement of automobile and business related expenses.

     On March 1, 1997, Mr. Healey entered into a two-year employment agreement with Viragen (Europe) Ltd., subsequently amended on July 3, 1997. This agreement was to run concurrent with Mr. Smith's Viragen (Europe) agreement and superceded all previous agreements. This agreement provided for a salary of $31,700 for the four-month period ending June 30, 1997, $52,000 for the year ended June 30, 1998, and $38,000 for the eight-month period ending February 28, 1998. Upon the expiration of Mr. Healey's employment agreements with Viragen and Viragen (Europe), on March 1, 1999, he entered into a single employment agreement with

Viragen under terms similar to his previous agreements. The agreement provides for a total annual salary of $252,000. Mr. Healey continues to serve as executive vice president, chief financial officer, secretary and director of Viragen (Europe).

     On July 1, 1999, Dr. Nicolson entered into a two-year employment agreement with Viragen. This agreement supercedes all previous agreements. The agreement provided for:

     - an annual salary of $170,000,

     - the grant of an option to acquire 200,000 shares of common stock at $.625, vesting one-third on the date of grant, one-third on the first anniversary of the grant date and one-third on the second anniversary,

     - similar employee benefits generally available to executive officers,

     - use of an automobile, and

     - reimbursement of business related expenses.

     On July 1, 1999, Mr. Rothberg entered into a two-year employment agreement with Viragen. This agreement supercedes all previous agreements. The agreement provided for:

     - an annual salary of $160,000 and $172,500 for the first and second years, respectively,

     - the grant of an option to acquire 250,000 shares of common stock at $.625 per share, vesting one-half on the date of grant and one-half on the first year anniversary,

     - health insurance,

     - similar employee benefits generally available to executive employees,

     - $400 per month auto allowance, and

     - reimbursement of business related expenses.

     In April 2000, Mr. Rothberg was granted an option to acquire 100,000 shares of common stock at $2.00 per share, vesting on the date of grant. These options were granted simultaneously with the cancellation of an option to acquire 100,000 shares of Viragen U.S.A., Inc. at $0.22 per share held by Mr. Rothberg. The potential replacement of Viragen U.S.A. options was addressed in Mr. Rothberg's April 28, 1998 option agreement.

     On June 1, 1998, Dr. Yeramian entered into a two-year employment agreement with Viragen. The agreement provided for:

     - an annual salary of $170,000 and $177,000 for the first and second years, respectively,

     - the grant of an option to acquire 250,000 shares of common stock at $2.22 per share exercisable over 5 years,

     - health and life insurance,

     - similar employee benefits generally available to other employees, and

     - reimbursement of business related expenses.

     Upon the expiration of his employment agreement in May 2000, Dr. Yeramian entered into a two year consulting agreement with Viragen. The consulting agreement provides for:

     - consulting fee of $1,000 per day and $1,100 per day for the first and second years, respectively,

     - the grant of a warrant to acquire 50,000 shares of common stock at $1.44 per share, exercisable 25,000 after the first year and 25,000 after the second year, and

     - reimbursement of business related expenses.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table includes information as to the grant of options to purchase shares of common stock during the fiscal year ended June 30, 2000 to each person named in the summary compensation table.

                                                                                                             POTENTIAL REALIZED
                                                                      INDIVIDUAL GRANTS                       VALUE AT ASSUMED
                                                   -------------------------------------------------------     ANNUAL RATES OF
                                                    NUMBER OF      % OF TOTAL                                    STOCK PRICE
                                                    SECURITIES    OPTIONS/SARS                                APPRECIATION FOR
                                                    UNDERLYING     GRANTED TO    EXERCISE OR                     OPTION TERM
                                                   OPTIONS/SARS   EMPLOYEES IN    BASE PRICE    EXPIRATION   -------------------
NAME                                                GRANTED(#)    FISCAL YEAR       ($/SH)         DATE         5%        10%
----                                               ------------   ------------   ------------   ----------   --------   --------
Gerald Smith.....................................         --          --            $  --          --        $     --   $     --
Dennis W. Healey.................................         --          --               --          --              --         --
D. Magnus Nicolson...............................    200,000          --             0.63          --          42,666     97,667
Melvin Rothberg..................................    350,000          --             1.02          --         103,250    230,750
Patrick Yeramian.................................         --          --               --          --              --         --

     On February 7, 2000, the board of directors approved a three-year extension on 1,400,000 options held by Mr. Smith. The options, exercisable at $.50 per share, were extended to October 5, 2003. No other terms of the option agreement were modified. Viragen recognized approximately $941,000 in compensation expense, under the provisions of APB No. 25, relating to the modification of this grant.

     Following the expiration of his employment agreement, Dr. Yeramian received 50,000 warrants to acquire common shares at $1.44, under the terms of a consulting agreement.

OPTION EXERCISES AND HOLDINGS

     The following table includes information as to the exercise of options to purchase shares of common stock during the fiscal year ended June 30, 2000 by each person named in the summary compensation table and the unexercised options held as of the end of the 2000 fiscal year.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                           NUMBER OF SECURITIES        VALUE OF UNEXERCISED IN-
                                                                          UNDERLYING UNEXERCISED        THE-MONEY OPTIONS AT FY
                                                                           OPTIONS AT FY END(#)                 END($)
                                    SHARES ACQUIRED ON      VALUE       ---------------------------   ---------------------------
NAME                                   EXERCISE(#)       REALIZED($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                ------------------   ------------   -----------   -------------   -----------   -------------
Gerald Smith......................       400,000           $369,000      2,050,000            --      $1,750,000       $    --
Dennis W. Healey..................       200,000             21,880        450,000            --         175,000            --
D. Magnus Nicolson................        20,000             42,500         46,666       133,334         133,334       217,000
Melvin Rothberg...................       125,000            143,595        100,000       125,000         125,000       203,750
Patrick Yeramian..................            --                 --        250,000            --          10,000            --

1997 AMENDED STOCK OPTION PLAN AND 1995 AMENDED STOCK OPTION PLAN

     On May 15, 1995 the board of directors adopted, subject to approval by the stockholders, a stock option plan, called the 1995 stock option plan. On September 22, 1995, the board of directors amended the 1995 stock option plan to define certain terms and clarify the minimum exercise price of the non-qualified options. The minimum exercise price of non-qualified options cannot be less than 55% of the fair market value. Viragen stockholders ratified the 1995 stock option plan at the annual meeting held on December 15, 1995.

     On January 27, 1997 the board of directors adopted, subject to approval by the stockholders, a stock option plan called the 1997 stock option plan. The 1997 stock option plan contains terms and provisions similar to the 1995 stock option plan. Viragen stockholders ratified the 1997 stock option plan at the annual meeting held on February 28, 1997. On April 24, 1998 the board of directors adopted, subject to ratification by the stockholders, an amendment to the 1997 stock option plan. This amendment reserved an additional 1,000,000 shares of common stock for issuance under that plan. This amendment brought the total shares reserved under the 1997 stock option plan to 4,000,000 shares. On July 31, 1998, the stockholders ratified this amendment to the 1997 stock option plan.

     The audit and finance committee and the compensation committee of the board of directors and the board of directors currently administer the plans. Administration of the plan includes determining:

     - the persons who will be granted plan options,

     - the type of plan options to be granted,

     - the number of shares subject to each plan options, and

     - the plan options price.

     Options granted under either the 1995 or the 1997 stock option plans may qualify as incentive stock options, under Section 422 of the Internal Revenue Code of 1986, as amended. In addition, the plans also include a reload option provision. This provision permits an eligible person to pay the exercise price of the plan option with shares of common stock owned by the eligible person. The person then receives a new plan option to purchase shares of common stock equal in number to the tendered shares. Any incentive option, which is granted under a plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares, on the date of such grant. The exercise price of any incentive option granted to an eligible employee owning more than 10% of our common stock must be at least 110% of the fair market value, as determined on the date of the grant. The board of directors, the audit and finance committee or the compensation committee determines the term of each plan option and the manner in which it may be exercised. No plan option may be exercisable more than 10 years after the date of its grant. In the case of an incentive option granted to an eligible employee owning more than 10% of Viragen's common stock, no plan option may be exercisable more than five years after the date of the grant.

     Officers, directors, key employees and consultants of Viragen and its subsidiaries are eligible to receive non-qualified options under the stock option plans. Only officers, directors and employees who are employed by Viragen or by any of its subsidiaries are eligible to receive incentive options.

     Incentive options are non-assignable and nontransferable, except by will or by the laws of descent and distribution during the lifetime of the optionee. Only the optionee may exercise incentive options. Under a recent amendment to the 1997 stock option plan, non-qualified options may be transferable under limited circumstances for estate planning, if authorized by the board of directors or the committee. If an optionee's employment is terminated for any reason, other than his death or disability, or if an optionee is not an employee but is a member of Viragen's board of directors and his service as a director is terminated for any reason, other then death or disability, the plan option granted to him will lapse to the extent unexercised on the earlier of the expiration date or 30 days following the date of termination. If the optionee dies during the term of his employment, the plan option granted to him will lapse to the extent unexercised on the earlier of the expiration date of the plan option or the date one year following the date of the optionee's death. If the optionee is permanently and totally disabled, the plan option granted to him lapses to the extent unexercised on the earlier of the expiration date of the option or one year following the date of the disability.

     The board of directors may amend, suspend or terminate the stock option plans at any time. However, no amendment can be made which changes the minimum purchase price, except in the event of adjustments due to changes in Viragen's capitalization. Unless the plans have been suspended or terminated by the board of directors, the 1995 stock option plan will terminate on May 15, 2005, and the 1997 stock option plan will terminate on January 27, 2007. The termination of either plan will not affect the validity of any plan options previously granted.

     As of December 31, 2000, we have issued ____________ options under the 1995 stock option plan and ____________ options under the 1997 stock option plan.

OTHER OPTION GRANTS

     In March 2000, Mr. Carl Singer, a director and chairperson of our executive committee was granted 100,000 options to purchase common stock. The options are exercisable at $3.75 per share. In July 1999, Mr. Jose Ortega was granted 50,000 options to purchase common stock. The options are exercisable at $0.625 per share.

                    PERFORMANCE GRAPH -- STOCKHOLDER RETURN
                                ON COMMON STOCK

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
           AMONG VIRAGEN, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                      AND THE NASDAQ HEALTH SERVICES INDEX

                                    [CHART]

                               6/95     6/96     6/97     6/98     6/99     6/00
                               ----     ----     ----     ----     ----     ----
VIRAGEN, INC.                  100      644      300       222      107      267
NASDAQ STOCK MARKET (U.S.)     100      128      156       205      296      437
NASDAQ HEALTH SERVICES         100      152      141       137      129      100

* $100 invested on 6/30/95 in stock or index -- including reinvestment of dividends. Fiscal year ending June 30.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Gerald Smith and Dennis W. Healey, who are principal officers of Viragen, also serve as the principal officers of Viragen (Europe).

     On April 25, 1997, Viragen loaned William Saeger, a former director, and $100,000. In exchange, Viragen received a one-year promissory note bearing interest at 8 1/2%. In April 1998, Mr. Saeger defaulted on this note. Due to a subsequent deterioration in Mr. Saeger's health and financial condition, we were unable to determine the amounts which could ultimately be realized on the promissory note. Accordingly, we wrote-off the entire amount due under the note with related accrued interest of approximately $10,000 as uncollectible by fiscal 1998 year end. We are continuing to pursue collection efforts relative to this transaction.

     On September 1, 1998, Gerald Smith and Dennis W. Healey each exercised 250,000 options to purchase common stock. Both exercised their options through the issuance of promissory notes payable to Viragen totaling $300,000. Mr. Smith and Mr. Healey also entered into related pledge and escrow agreements. The promissory notes carried an interest rate of 5.47%, payable semi-annually, and were secured by the underlying common stock purchased. The purchased shares were being held in escrow, pending payment of the related notes pursuant to the provisions of the pledge and escrow agreements. Mr. Smith paid $100,000 of the principal on his promissory note, plus related interest, during January 2000. Mr. Healey paid-in-full the $150,000 principal, plus related interest, on his promissory note, during March 2000. Viragen released the collateral on the two promissory notes.

     Carl N. Singer, a director of Viragen and the chairman of its executive committee, also exercised options for 50,000 shares on October 1, 1998. Peter Fischbein, a director, exercised options for 200,000 shares on October 8, 1998. Charles F. Fistel, a former officer, exercised options totaling 410,000 shares on May 3, 1999 and May 11, 1999 These options were all exercised through the issuance of promissory notes payable to Viragen totaling $302,000, and related pledge and escrow agreements. The promissory notes bear interest at rates ranging between 5.06% and 5.15%, payable semi-annually, and are secured by the underlying common stock purchased. The purchased shares are being held in escrow, pending payment of the related notes pursuant to the provisions of the pledge and escrow agreements. During February 2000, Mr. Fischbein exercised options for an additional 25,000 common shares through the issuance of another promissory note and escrow agreement. Principal on the promissory note totals $12,500 and bears interest at 6.46%. Mr. Singer paid-in-full the $59,000 principal, plus related interest, on his promissory note, during March 2000. Mr. Singer's collateral was released from escrow upon receipt of his payment. Mr. Fistel paid $30,000 of the principal on his promissory notes, plus related interest, during March 2000. A pro-rated number of escrowed common shares were released to Mr. Fistel upon receipt of his payment.

     During January 2000, we contracted Cameron Associates, Inc. to act as an investor relation's consultant. Cameron Associates received $6,000 per month through February 2000, subsequently reduced to $3,000 per month, as compensation for their services. They also received warrants to purchase 100,000 common shares of Viragen at $1.17 per share through January 2005. The consulting agreement and related warrants were cancelled in December 2000. Mr. Singer serves as a director on Cameron Associates' board of directors and is a minority stockholder.

     On February 7, 2000, the board of directors voted to modify the terms of an option to purchase 1.4 million shares of common stock, which had been granted to Mr. Smith, Viragen's president, during October 1995. The board of directors extended the expiration of this common stock option by three years. Under the modified terms, the common stock option will now expire on October 5, 2003. No other terms were changed. Under the provisions of APB 25, we recognized compensation expense of $941,000 relating to this modification.

     On February 18, 2000, we entered into a subscription agreement with Active Investors Ltd. II, an investment fund managed by Mr. Carl Singer, a director of Viragen, through Fundamental Management Corporation, a Florida-based institutional investment fund. Under the terms of the subscription agreement, we issued to Active Investors Ltd. II a convertible promissory note for the principal amount of $1,000,000. The promissory note had an interest rate of 9.5% per annum. The principal and interest were payable on February 17, 2001.

     Active Investors Ltd. II could elect to convert the unpaid principal and interest, at any time, into common shares at the fixed rate of $1.00 per share. They also received a warrant to purchase 100,000 common shares. The warrant is exercisable at $2.00 per share through February 17, 2003. This note was converted into 1,015,716 shares of common stock, which included $35,400 in interest on June 30, 2000.

     Active Investors Ltd. II has also participated as an investor under the shelf registration on Form S-3 dated March 21, 2000 (File No. 333-32306). Active Investors Ltd. II invested $1,000,000 in exchange for 784,300 shares of our common stock.

     Mr. Robert Salisbury, a director of Viragen, also serve as a director and investor in Fundamental Management Corporation which manages the Active Investors II fund. Mr. Charles Simons, a director of Viragen, is an investor in the Active Investors II fund.

     Between February and March 2000, Mr. Smith exercised options for 400,000 additional common shares through the issuance of two promissory notes and escrow agreements. Principal on the promissory notes totaled $200,000. Mr. Smith paid-in-full both notes during March 2000 and the escrowed shares were released.

     During March 2000, Melvin Rothberg, an executive vice-president of Viragen, exercised options for 100,000 common shares through the issuance of a promissory note and related escrow agreement. Principal on the promissory note totaled $62,500. Mr. Rothberg paid-in-full the principal on his note during April 2000, and the escrowed shares were released.

     Commencing in March 2000, Mr. Singer is receiving $100,000 per year for his services as a director and chairperson of the executive committee. He receives no other director fees. In addition, for these services on March 14, 2000, Mr. Singer was granted an option to acquire 100,000 shares of common stock. The option provides for:

     - an exercise price of $3.75 per share,

     - are exercisable for 5 years from the vesting date,

     - an exercisable 33,333 shares on the grant date; 33,333 shares on the first anniversary of the grant date and 33,334 shares on the second anniversary of the grant date.

     In October 2000, Mr. Healey and Dr. Dworkin each exercised options to purchase 100,000 shares of common stock at $.50 per share. The options were exercised through the issuance of two promissory notes totaling $100,000 and related escrow agreements.

                              APPROVAL OF NOMINEES

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR THE CLASS C DIRECTORS SET FORTH ABOVE. THE ELECTION OF THE DIRECTORS NOMINATED REQUIRES THE AFFIRMATIVE VOTE OF A PLURALITY OF THE SHARES OF VIRAGEN COMMON STOCK VOTING AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

          PROPOSAL TO AMEND VIRAGEN'S CERTIFICATE OF INCORPORATION TO
              INCREASE THE AUTHORIZED CAPITAL STOCK OF THE COMPANY

     The board of directors has voted to amend our Certificate of Incorporation to increase the authorized shares of common stock, par value $.01 per share, from 125,000,000 to 150,000,000 shares. The board of directors determined that such an amendment is advisable and directed that the proposed amendment be considered at the annual meeting of stockholders to be held on February 14, 2001. The amendment will not effect the number of shares of preferred stock authorized.

     The board of directors believes that an increase in authorized capital may be desirable for a number of reasons, including but not limited to, facilitating our ability to effect growth through future acquisitions and financings, future stock splits or dividends for other corporate purposes.

     If the proposed amendment is approved by the stockholders, the board of directors will be empowered, without the necessity of further action or approval of our stockholders to issue up to 150,000,000 shares of common stock. Notwithstanding the foregoing, guidelines of the American Stock Exchange may require us to submit for approval of our stockholders, any issuance of our common stock in a single transaction or in a series of related transactions, in excess of 20% of our outstanding common stock if such issuance could be made at less than fair market value measured on the date the agreement to issue the stock is made. In addition, Delaware law may require stockholder approval for certain corporate transactions such as a merger or sale of all or substantially all of our assets. Each share of newly authorized common stock will have the same rights and privileges as each share of existing common stock. To the extent issued, newly authorized common stock will decrease the percentage ownership of us by our existing stockholders and, depending upon the price at which such shares are issue, could be dilutive to existing stockholders.

     The board of directors has not yet identified any particular acquisition or financing that will result in the issuance of additional shares of our common stock other than previously disclosed, nor have we entered into any understandings or agreements to do so.

     The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required for approval of the amendment. If the amendment is approved by the stockholders, the amendment will become effective upon the filing with the Secretary of State of the State of Delaware.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AND AMENDMENT TO VIRAGEN'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT VIRAGEN IS AUTHORIZED TO ISSUE FROM 125,000,000 TO 150,000,000.

                     APPOINTMENT OF THE COMPANY'S AUDITORS

     The appointment of Ernst & Young LLP as our independent auditors for the fiscal year ended June 30, 2001, will be submitted for ratification by the stockholders.

     Although the board of directors is submitting the appointment of Ernst & Young LLP for stockholder approval, it reserves the right to change the selection of Ernst & Young LLP as auditors, at any time during the fiscal year, if it deems such change to be in Viragen's best interest, even after stockholder approval. Representatives of Ernst & Young LLP are expected to be present at the annual meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS VIRAGEN'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2001. RATIFICATION OF THE APPOINTMENT OF OUR AUDITORS REQUIRES, THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF VIRAGEN'S COMMON STOCK VOTING AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

                         INTEREST OF CERTAIN PERSONS IN
                     OPPOSITION TO MATTERS TO BE ACTED UPON

     Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to offices.

                                 OTHER MATTERS

     Management is not aware of any other business which may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

                 STOCKHOLDERS' PROPOSALS TO BE PRESENTED AT THE
                 COMPANY'S NEXT ANNUAL MEETING OF STOCKHOLDERS

     Stockholder proposals intended to be presented at our 2001 annual meeting of stockholders of must be received by us, at our principal executive offices not later than September 17, 2001, or if the 2001 annual meeting of stockholders differs by more than 30 days from the date of the 2000 annual meeting, then a reasonable time before we print and mail the proxy materials for the 2001 annual meeting, for inclusion in the proxy statement and proxy relating to the 2001 annual meeting of stockholders. Any proposal will be subject to our by-laws and 17 C.F.R. sec.240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934.

     In addition, the proxy solicited by the board of directors for the 2001 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless management is provided with notice of such proposal no later than December 16, 2001, or if the 2001 annual meeting of stockholders differs by more than 30 days from the date of the 2000 annual meeting, then a reasonable time before we print and mail our proxy materials for the 2001 annual meeting.

                    AVAILABILITY OF FORM 10-K ANNUAL REPORT
                         AND FORM 10-Q QUARTERLY REPORT

     A copy of Viragen's annual report on Form 10-K for the year ended June 30, 2000, has been included with this proxy statement along with a copy of its quarterly report on Form 10-Q for the quarterly period ended September 30, 2000. Both are exclusive of exhibits filed with the Securities and Exchange Commission. These exhibits are available without charge to stockholders upon request to Gerald Smith, President, 865 S.W. 78th Avenue, Suite 100, Plantation, Florida 33324.

                                          By Order of the Board of Directors

                                          /s/ DENNIS W. HEALEY
                                          --------------------------------------
                                          Dennis W. Healey, Secretary

Plantation, Florida
January 15, 2001

                                   APPENDIX A

CHART OF VIRAGEN, INC.'S AUDIT AND FINANCE COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

                          AUDIT AND FINANCE COMMITTEE

ORGANIZATION

     This charter governs the operations of the audit and finance committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the company. All committee members shall be financially literate, [or shall become financially literate within a reasonable period of time after appointment to the committee,] and at least one member shall have accounting or related financial management expertise.

  Statement of Policy

     The audit and finance committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the company and the power to retain outside counsel, or other experts for this purpose.

  Responsibilities and Processes

     The primary responsibility of the audit and finance committee is to oversee the company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee is carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the audit and finance committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

     - Review and update the committee's charter annually.

     - The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit and finance committee, as representatives of the company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the company's independent auditors, subject to shareholders' approval.

     - The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

     - The committee is authorized to approve a director of internal audit and review and have veto power over the appointment, replacement, reassignment or dismissal of the director of internal audit.

     - The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

     - The committee shall review with management and the independent auditors the financial statements to be included in the company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgement about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgements, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

     - Review policies and procedures covering officers' expense accounts and prerequisites, including their use of corporate assets, and consider the results of any review of those areas by the internal auditor or the independent auditors.

     - Review the annual departmental budget prepared by management and make recommendations as indicated to management and the board of directors.

     - Review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs and reports from regulators.

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

                                 VIRAGEN, INC.

            PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- FEBRUARY 14, 2001

     The undersigned, revoking all previous proxies, hereby appoint(s) Gerald Smith as Proxy, with full power of substitution, to represent and to vote all common stock of Viragen, Inc. owned by the undersigned at the annual meeting of stockholders to be held in New York, New York on February 14, 2001, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the notice of annual meeting and proxy statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the person named herein will vote thereon in accordance with his best judgement. All powers may be exercised by said Proxy.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND PROPOSAL 3.


              (continued and to be signed and dated on other side)


--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE



                            YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. Call TOLL-FREE 1-800-840-1208 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2.   Vote by internet at our Internet Address: http://www.eproxy.com/vra/

                                       OR

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


                                  PLEASE VOTE

Please mark your
vote as indicated
in this example   [X]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

1. To elect two directors to the board of directors, and who will be classified as class C directors, to serve for the term of their designated class and until their successors have been elected and qualified.

Nominees: CLASS C DIRECTORS

          01  Gerald Smith
          02  Carl N. Singer

     [ ]  FOR all nominees listed (except as marked to the contrary)

     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PLEASE DRAW A LINE THROUGH THAT NOMINEE'S NAME.)

2. To ratify an amendment to our Certificate of Incorporation increasing the number of authorized shares of our common stock from 125 million to 150 million.

     [ ] FOR      [ ] AGAINST        [ ] ABSTAIN

3. To ratify the appointment of Ernst & Young LLP, as our independent auditors.

     [ ] FOR      [ ] AGAINST        [ ] ABSTAIN

By checking the box to the right, I consent to future access of the Annual   [ ]
Report, Proxy Statements, Prospectuses and other communications electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, ChaseMellon Shareholder Services, L.L.C., Ridgefield Park, NJ. I also understand that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility.

The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to the Annual Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope.


                                                     -------          Please sign exactly as name appears to the left. When shares
                                                            |         are held by joint tenants, both should sign. When signing as
                                                            |         attorney, executor, administrator, trustee or guardian, please
                                                            |         give full title as such. If a corporation or other entity, please sign in the corporate name by President or other
                                                                      authorized officer or person. If a partnership, please sign in partnership name by authorized person.

                                                                      --------------------------------------------------------------
                                                                      Signature

                                                                      --------------------------------------------------------------
                                                                      Signature if Held Jointly

                                                                      --------------------------------------------------------------
                                                                      (Please Print Name)

                                                                      --------------------------------------------------------------
                                                                      Number of Shares Subject to Proxy

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE                          Date:                                                  , 2001
ENCLOSED ENVELOPE.                                                          -------------------------------------------------


-------------------------------------------------------------------------------

                              FOLD AND DETACH HERE


                         VOTE BY TELEPHONE OR INTERNET

                        QUICK * * * EASY * * * IMMEDIATE


Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


VOTE BY PHONE:      CALL TOLL-FREE ON A TOUCH-TONE TELEPHONE 1-800-840-1208
                    ANYTIME. THERE IS NO CHARGE TO YOU FOR THIS CALL.
                    You will be asked to enter the CONTROL NUMBER located in the lower right of this form.

OPTION A:           To vote as the Board of Directors recommends on ALL items, press 1.

OPTION B:           If you choose to vote on each item separately, press 0. You will hear these instructions:

                    ITEM 1: To vote FOR ALL nominees, press 1, to WITHHOLD FOR ALL nominees, press 9. To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

                    ITEM 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

                    ITEM 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

                    WHEN ASKED, YOU MUST CONFIRM YOUR VOTE BY PRESSING 1.

VOTE BY INTERNET:   THE WEB ADDRESS IS http://www.eproxy.com/vra/

                             THANK YOU FOR VOTING.


                CALL * * TOLL-FREE * * ON A TOUCH-TONE TELEPHONE
                            1-800-840-1208 - ANYTIME

                    There is NO CHARGE to you for this call.